                         DELAWARE GROUP GOVERNMENT FUND

                          Delaware Core Plus Bond Fund
                (formerly Delaware American Government Bond Fund)
                                  (the "Fund")

                      Supplement to the Fund's Prospectuses
                             dated November 28, 2006

Effective May 24, 2007, Paul Grillo, Philip R. Perkins, Thomas H. Chow, Roger A.
Early, and Victor Mostrowski will have portfolio management responsibilities for
Delaware Core Plus Bond Fund.

The following replaces the biographical information in the section entitled "Who manages the Fund - Portfolio managers."

Paul  Grillo,  Philip R.  Perkins,  Thomas H. Chow,  Roger A. Early,  and Victor
Mostrowski  have  primary   responsibility  for  making  day-to-day   investment
decisions for the Fund.

Paul Grillo, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Grillo is a member of the firm's taxable fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  He  joined  Delaware  Investments  in 1992,  and also  serves  as a mortgage-backed  and asset-backed  securities  analyst.  Previously,  Mr. Grillo served as a  mortgage  strategist  and trader at  Dreyfus  Corporation.  He also worked as a mortgage  strategist  and portfolio  manager at Chemical  Investment
Group and as a financial analyst at Chemical Bank. Mr. Grillo holds a bachelor's degree in business  management  from North Carolina State  University and an MBA with a concentration in finance from Pace University.

Philip R. Perkins, Senior Vice President, Senior Portfolio Manager
Mr. Perkins is a member of the firm's taxable fixed income portfolio  management team with primary  responsibility for portfolio construction and strategic asset
allocation.   He  leads  the  firm's   international   bond   team,   where  his
responsibilities  include managing global bond assets across the product matrix.
Prior to joining  Delaware  Investments  in 2003, Mr. Perkins worked at Deutsche
Bank for five years.  He served as a managing  director in global  markets  from
2001 to 2003,  during that same time he was the chief operating  officer for the
Bank's  emerging  markets  division  in  London,  and  from  1998 to 2001 he was responsible for local markets trading in Moscow.  Prior to that, Mr. Perkins was chief  executive  officer of Dinner Key  Advisors,  a  registered  broker/dealer founded to trade derivative mortgage-backed bonds with institutional clients. He began his career at Salomon  Brothers,  where he was a mortgage/CMO  trader from
1985 to 1990. Mr.  Perkins holds a bachelor's  degree in  international  studies with a minor in computer science from the University of Notre Dame.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Chow is a member of the firm's  taxable  fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  His  experience  includes  exposure to asset  liability  management strategies and credit risk opportunities.  Prior to joining Delaware Investments in 2001,  he was a trader  of high  grade  and high  yield  securities,  and was involved in the portfolio  management of collateralized  bond obligations (CBOs)
and insurance  portfolios at  SunAmerica/AIG  from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from
1989 to 1997.  Mr. Chow received a bachelor's  degree in business  analysis from
Indiana University, and he is a Fellow, Life Management Institute.

Roger A. Early, CPA, CFA, CFP, Senior Vice President, Senior Portfolio Manager
Mr. Early is a member of the firm's  taxable fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  Mr. Early re-joined Delaware  Investments in March 2007. During his previous  tenure  at the  firm,  from  1994 to 2001,  he was a senior  portfolio manager in the same area,  and he left Delaware  Investments as head of its U.S.
investment grade fixed income group. Mr. Early most recently worked at Chartwell
Investment  Partners,  where he served as a senior  portfolio  manager  in fixed income  from 2003 to 2007.  He also  worked at Turner  Investments  from 2002 to
2003,  where he  served  as chief  investment  officer  for  fixed  income,  and
Rittenhouse  Financial from 2001 to 2002. He joined Delaware Investments in 1994 after 10 years at Federated Investors. Mr. Early earned his bachelor's degree in economics from The Wharton School of the University of  Pennsylvania  and an MBA
with concentrations in finance and accounting from the University of Pittsburgh.
He is a member of The CFA Society of Philadelphia.

Victor Mostrowski, Vice President, Portfolio Manager - International Debt
Mr.  Mostrowski  is a  member  of the  firm's  taxable  fixed  income  portfolio management  team with primary  responsibility  for  portfolio  construction  and strategic  asset  allocation.  As a member of the  international  bond team, his responsibilities  include managing global bond assets across the product matrix.
Prior to joining  Delaware  Investments  in May 2007, he was a senior  portfolio manager - global fixed income for HSBC Halbis  Partners  (USA) for one year.  He managed the currency  exposure for several  institutional  accounts  with assets totaling  approximately  $3 billion,  and formulated and  implemented  strategic long-term  currency  positioning as well as short-term  daily and weekly trading opportunities.  Before joining HSBC in 2006, he worked seven years for the State of New Jersey, Department of Treasury,  Division of Investment, most recently as the global fixed income portfolio manager - emerging markets equity. He earned a bachelor's degree in economics and an MBA in finance from Rider College.

                Please keep this Supplement for future reference.

This Supplement is dated May 23, 2007.

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